SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. --)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            NORTH TRACK FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:
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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     5)   Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(NORTH TRACK LOGO)

                                                                  April 18, 2001

Dear Shareholder:

The enclosed proxy materials relate to the election of directors to the North Track's Board of Directors of North Track Funds, Inc. We urge you to vote for all of the nominees.

A total of five persons have been nominated for election of directors, including two current directors (Peter Ziegler and Ralph Eckert) and three new nominees (Steve Kent, Marcia Wallace and Jim De Jong). Two additional current directors, Dick Aster and Gus English, need not be elected since they were previously elected by shareholders and are expected to retire later this year.

We are delighted that Steve Kent, Marcia Wallace, and Jim De Jong have agreed to serve as directors, if elected. Each of these three nominees has an outstanding background, which should complement the experience of the current directors.

Thank you for your continued confidence in North Track Funds, Inc. Your cooperation in promptly completing and returning the enclosed proxy will ensure that your vote is counted.

                                        Very truly yours,

                                        NORTH TRACK FUNDS, INC.

                                        /s/Robert J. Tuszynski

                                        Robert J. Tuszynski
                                        President

                            NORTH TRACK FUNDS, INC.
                             215 NORTH MAIN STREET
                          WEST BEND, WISCONSIN  53095

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS
                                ON MAY 31, 2001

TO THE SHAREHOLDERS OF NORTH TRACK FUNDS, INC.:

A Special Meeting of Shareholders (the "Special Meeting") of North Track Funds, Inc. ("North Track") will be held on Thursday, May 31, 2001 at 2:00 p.m., local time, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin, for the following purposes:

       1. To elect five persons to the Board of Directors of North Track, including two persons presently serving as directors and three individuals nominated by the Board;

       2. To ratify the selection of Arthur Andersen LLP as independent accountants to North Track; and

       3. To transact such other business as properly may come before the meeting or an adjournment thereof.

The Board of Directors has fixed the close of business on April 2, 2001, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote.

The Proxy Statement accompanying this notice contains more complete information regarding the matters to be acted upon at the Special Meeting.

                                        By Order of the Board of Directors

                                        /s/KATHLEEN J. CAIN

                                        KATHLEEN J. CAIN
                                        Secretary

West Bend, Wisconsin
April 18, 2001

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT

                          THE NORTH TRACK FUNDS, INC.
                             215 NORTH MAIN STREET
                          WEST BEND, WISCONSIN  53095

                        SOLICITATION, PURPOSE AND VOTING

SOLICITATION

The enclosed Proxy is being solicited by the Board of Directors (the "Board") of North Track Funds, Inc., a Maryland corporation ("North Track"), in connection with the Special Meeting of Shareholders of all mutual fund series of North Track (the "Funds") to be held on Thursday, May 31, 2001 at 2:00 p.m., local time, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin, or any adjournment thereof (the "Special Meeting"). We encourage you to read this Proxy Statement carefully and mark and return the accompanying proxy.

This Proxy Statement is being mailed to shareholders on or about April 18, 2001.

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Special Meeting, shareholders will be asked to elect five persons to the Board of Directors. The five nominees include two current directors and three individuals nominated by the Board. Two additional current directors are not being elected but will continue to serve on the Board until their retirement which is expected late this year. See "Proposal 1 - Election of directors" below.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

Shareholders will also be asked to ratify the selection of Arthur Andersen LLP as independent accountants for the Funds. See "Proposal 2 - Ratification of Independent Accountants" below.

QUORUM AND VOTING

Shares represented by properly executed proxies received by North Track will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies. However, if no instructions are specified, shares will be voted "FOR" approval of all five nominees to the Board of Directors under Proposal 1, and "FOR" the ratification of Arthur Andersen LLP as independent accountants under Proposal 2. Proxies will be voted in the discretion of the persons named in the proxy on any other proposals properly brought before the Special Meeting. Management presently does not anticipate that any other matters will be considered at the Special Meeting.

A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of North Track, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting his or her shares in person. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy.

The presence at the meeting, in person or by proxy, of shareholders representing a majority of all shares of the Funds outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. In tabulating votes on any matter, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

Shares of each Fund will vote together as a single class on Proposal 1 and Proposal 2. In order for a nominee to be elected as a director under Proposal 1, the nominee must receive a majority of the votes cast by holders of shares of the Funds represented in person or by proxy and entitled to vote at the Special Meeting, assuming the existence of a quorum. There is no cumulative voting for the election of directors. Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in the election of directors. Ratification of the selection of Arthur Andersen LLP as independent accountants for the Funds requires a majority of the votes cast.

If elected at this Special Meeting, the nominees will continue as directors until their service terminates by reason of resignation, retirement, removal, death or election of a replacement. Neither the Maryland General Corporation Law nor the By-Laws of North Track require that directors be elected annually or regularly. Section 16(a) of the Investment Company Act of 1940 requires only that at all times at least two-thirds of the directors be elected by shareholders.

Shareholders of record of any of the Funds at the close of business on April 2, 2001 will be entitled to one vote on each matter presented for each share so held. At that date, there were a total of 201,746,310.511 shares of the Funds outstanding.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors of North Track presently consists of four persons, Peter
D. Ziegler, Richard H. Aster, M.D., Ralph J. Eckert, and Augustine J. English. The Board of Directors has determined that it would be beneficial to North Track and its shareholders to expand the Board and add Steven P. Kent, Marcia L. Wallace, and James G. De Jong as directors. The Board believes that these nominees bring considerable financial, investment and management expertise to North Track, which should complement the experience of the current directors.

Mr. Kent has over 25 years of experience in corporate finance and investment banking. Mr. Kent is currently a Managing Director of Keefe, Bruyette & Woods, Inc., an investment banking firm. He formerly was a managing director and head of the financial institutions group at Robert W. Baird & Co. Incorporated. Mr. Kent received a B.A. in Economics with honors from Ripon College in 1972, and an M.B.A. from the University of Wisconsin in 1975.

Ms. Wallace is retired. She has over 20 years of experience in banking and financial services, having served as Senior Vice President of Global Trust Services and Institutional Custody at First Chicago/NBD/Bank One from 1984 to 1998, and as a Vice President at Chase Manhattan Bank N.A. from 1975 to 1984. Ms. Wallace earned her B.A. From the University of Michigan in 1968.

Mr. De Jong is the President and Managing Shareholder of O'Neil, Cannon & Hollman S.C., a law firm in Milwaukee, Wisconsin. Mr. De Jong practices in corporate, contract and business law. Mr. De Jong graduated from Carroll College and Marquette University Law School. Mr. De Jong also serves on the Board of Directors of the Corporate Practice Institute.

At the Special Meeting, shareholders of the Funds will be asked to elect five nominees to the Board of Directors of North Track. The nominees include Peter
D. Ziegler and Ralph J. Eckert, two current directors, and Steven P. Kent, Marcia L. Wallace and James G. De Jong. Two additional current directors, Richard H. Aster, M.D. and Augustine J. English, are not being elected (having previously been elected by shareholders) but will continue to serve as directors until their retirement expected late this year.

INFORMATION ABOUT THE NOMINEES

The table below provides information about the five nominees for election to North Track's Board of Directors. Should any of these nominees become unable or unwilling to accept nomination or election, a circumstance that is not anticipated, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors may recommend.

                               POSITION        DIRECTOR               PRINCIPAL OCCUPATION
NAME, AGE                     WITH FUND         SINCE               FOR THE LAST FIVE YEARS
---------                     ---------        --------             -----------------------
Peter D. Ziegler, 51*<F1>     Chairman of      2001         Director, The Ziegler Companies, Inc. from
                              the Board                     1986 to 2001; President and CEO of The Ziegler Companies, Inc. from 1990 to 2001; Director, West Bend Mutual Insurance Company, West Bend,
                                                            Wisconsin; Director, Trustmark Insurance Company, Lake Forest, Illinois.

Ralph J. Eckert, 72           Director         1996         Chairman Emeritus and Director, Trustmark
2059 Keystone Ranch Road                                    Insurance Cos. (Mutual Life Insurance
Dillon, CO 80435                                            Company) from 1997 to 1999; Chairman, Trustmark Insurance Cos. from 1991 to 1997; Chairman, President and Chief Executive Officer, Trustmark
                                                            Insurance Cos. prior to 1991;  Trustee of the Board of Pensions of the
                                                            Evangelical Lutheran Church in America from 1991 to 1997, and Chairman of the Board from 1993 to 1997; Trustee of the Board of Pensions for the
                                                            Lutheran Church in America from 1987 to 1989; and Trustee of The Prime
                                                            Portfolios (registered investment company) from 1993 to 1996.

Steven P. Kent, 50*<F1>       Director         --           Managing Director in Corporate Finance
8220 Greystone Court          Nominee                       Department, Keefe, Bruyette & Woods,
Burr Ridge, Illinois 60521                                  Incorporated (investment banking firm) from August 1998 to present;
                                                            Managing Director in Corporate Finance Dept., Robert W. Baird & Co.,
                                                            Inc. from 1993 to 1998.

Marcia L. Wallace, 53         Director         --           Retired; Senior Vice President in Global Trust
575 Commonwealth Place        Nominee                       Services and Institutional Custody, First
Sarasota, FL 34242                                          Chicago NBD/Bank One from 1984 to 1998.

James G. De Jong, 49          Director         --           President and Managing Shareholder of
11000 N. Wyngate Trace        Nominee                       O'Neil, Cannon & Hollman S.C. (law firm).
Mequon, WI 53092

*<F1> An "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

INFORMATION ABOUT OTHER DIRECTORS

The table below provides information about the directors of North Track who are not nominated for election at the Special Meeting but will continue to serve as directors.

                                 POSITION      DIRECTOR               PRINCIPAL OCCUPATION
NAME, AGE                        WITH FUND       SINCE              FOR THE LAST FIVE YEARS
---------                        ---------     --------             -----------------------
Richard H. Aster, M.D., 70       Director         1984      Senior Investigator and Professor of
8727 W. Watertown Plank Road                                Medicine, Medical College of Wisconsin
Milwaukee, WI 53226                                         since June 1996; President and CEO, The Blood Center of Southeastern
                                                            Wisconsin, Inc. until June 1996.
Augustine J. English, 70         Director         1984      Retired; President, Tupperware North
1724 Lake Roberts Court                                     America from 1990 to 1994
Windermere, FL 34786                                        (manufacturing); President, The West Bend
                                                            Company (manufacturing), a division of Dart Industries, a subsidiary of
                                                            Premark International, Inc., of which Mr. English was a Group Vice
                                                            President until 1990.

MEETINGS AND COMMITTEES

The Board of Directors held eight meetings during fiscal year 2000. Each director attended all of the meetings, with the exception of Dr. Aster who was absent from one meeting. The Board of Directors has a standing audit committee and a nominating committee. The audit committee, currently chaired by Mr. Eckert, and including Mr. English and Dr. Aster, reviews the scope and timing of the audit of the Funds' financial statement by the independent accountants, reviews with the independent accountants their reports on the Funds' financial statements and recommendations (if any) they make for improvements in the Funds' internal controls and the implementation for such recommendations, and reviews with the independent accountants and the Funds' management policies and procedures with respect to internal auditing and financial and accounting controls. The nominating committee, chaired by Mr. Eckert and including Mr. English and Dr. Aster, seeks qualified persons for the position of director to recommend to the Board of Directors. The audit committee and nominating committee each held one meeting during fiscal year 2000, which was held in conjunction with a regularly scheduled meeting of the full Board of Directors. Each of the members of those committees attended all of the committee meetings.

No officer or director is a party adverse to North Track, nor does any officer or director have material interest in any transaction adverse to North Track.

No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nomination of the directors who are not "interested persons" must be made and approved by a majority of the nominating committee.

INTERESTED PERSONS

B.C. Ziegler and Company ("Ziegler") is the investment adviser, distributor and administrator for the Funds. Ziegler is 100 percent owned by The Ziegler Companies, Inc., a New York Stock Exchange-listed company. Peter D. Ziegler, a current director of North Track, and Steven P. Kent, a director nominee, are "interested persons" of North Track within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Ziegler is an interested person of North Track because he was a director and President and Chief Executive Officer of the Ziegler Companies, Inc. Mr. Kent is an interested person of North Track because his firm (Keefe, Bruyette & Woods, Inc.) provided investment-related services to Ziegler during 2000 for which it received fees of $50,000. Other than Peter Ziegler, no director or director nominee is, or has been in the last five years, an officer, employee, director, general partner or shareholder of Ziegler. To North Track's knowledge, there have been no purchases or sales of securities of Ziegler or The Ziegler Companies since the beginning of the most recently completed fiscal year by any director or any nominee for election as a director of the Funds.

DIRECTOR COMPENSATION

The following table describes the compensation of directors and director nominees for North Track's fiscal year ended October 31, 2000.

                                                            PENSION OR                                TOTAL
                                                            RETIREMENT          ESTIMATED          COMPENSATION
                                  COMPENSATION           BENEFITS ACCRUED         ANNUAL               FROM
NAME OF PERSON                        FROM                  AS PART OF           BENEFITS          NORTH TRACK
AND POSITION                      NORTH TRACK              NORTH TRACK             UPON            FUND COMPLEX
WITH NORTH TRACK                   (BY FUND)                 EXPENSES           RETIREMENT      PAID TO DIRECTORS
----------------             ---------------------       ----------------       ----------      -----------------
Richard H. Aster, M.D.       $524    (Tax-Exempt)              -0-                 -0-               $13,800
Director                     $450    (Government)
                           $3,715    (S&P 100 Plus)
                             $624    (Achievers)
                           $5,943    (PSE Tech 100
                                     Index)
                             $139    (Managed
                                     Growth)
                             $442    (Wisconsin
                                     Tax-Exempt)
                           $1,374    (Cash Reserve)

Augustine J. English,        $524    (Tax-Exempt)              -0-                 -0-               $13,800
Director                     $450    (Government)
                           $3,715    (S&P 100 Plus)
                             $624    (Achievers)
                           $5,943    (PSE Tech 100
                                     Index)
                             $139    (Managed
                                     Growth)
                             $442    (Wisconsin
                                     Tax-Exempt)
                           $1,374    (Cash Reserve)

Ralph J. Eckert              $524    (Tax-Exempt)              -0-                 -0-               $13,800
Director                     $450    (Government)
                           $3,715    (S&P 100 Plus)
                             $624    (Achievers)
                           $5,943    (PSE Tech 100
                                     Index)
                             $139    (Managed
                                     Growth)
                             $442    (Wisconsin
                                     Tax-Exempt)
                           $1,374    (Cash Reserve)

Peter D. Ziegler              -0-                              -0-                 -0-                 -0-
Director

North Track pays compensation to directors who are not officers, directors or employees of Ziegler. For fiscal year 2001, North Track will pay each of these directors an annual fee of $15,000 and an additional $625 for each Board or committee meeting he or she attends.

EXECUTIVE OFFICERS

The following table provides information regarding executive officers of North Track. The address for each of them is 215 North Main Street, West Bend, Wisconsin 53095.

                                                         PRINCIPAL
                              POSITION WITH              OCCUPATION DURING
NAME AND AGE                  NORTH TRACK                PAST FIVE YEARS
------------                  -----------                ---------------
Robert J. Tuszynski, 41       President                  Managing Director, Ziegler Investment Group, B.C. Ziegler and Company,
                                                         since 1999; prior thereto, Senior Vice President, B.C. Ziegler and
                                                         Company, from 1996 to 1999; prior thereto, Vice President, Director of
                                                         Mutual Funds, B.C. Ziegler and Company from 1987 to 1996; Trustee,
                                                         Chairman of the Board and President, Prospect Hill Trust and The Prime
                                                         Portfolios (registered investment companies) from 1994 to 1996.

James L. Brendemuehl, 55      Senior Vice                Vice President - Mutual Funds, B.C. Ziegler and
                              President - Sales          Company since 1995.

John H. Lauderdale, 35        Senior Vice                Wholesaler, B.C. Ziegler and Company since 1991;
                              President - Marketing      prior thereto, Marketing Account Executive, The Patten Company.

Franklin P. Ciano, 48         Chief Financial            Manager of North Track Operations, B.C. Ziegler
                              Officer and Treasurer      and Company since 1996; prior thereto, Vice President, Fixed Income
                                                         Department, Firstar Bank.

Kathleen J. Cain, 43          Secretary                  Administrative assistant to President of North Track, B.C. Ziegler and
                                                         Company, since 1999; prior thereto, Assistant Secretary/Treasurer for
                                                         Regal Ware, Inc. (kitchen items manufacturer).

No executive officer of North Track received aggregate compensation from North Track for the most recently completed fiscal year in excess of $60,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH CURRENT DIRECTOR AND NOMINEE FOR DIRECTOR.

                     PROPOSAL 2 - RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected the firm of Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, to serve as the Funds' independent accountants. Shareholders of the Funds are being asked to ratify such selection. Arthur Andersen LLP has served as the Funds' independent accountants since 1984 (or 1996 in the case of the Cash Reserve Fund).

Arthur Andersen LLP has no direct or indirect financial interest in North Track or the Funds except for the compensation it receives as independent public accountants to the Funds. No representative of Arthur Andersen LLP is expected to be present at the Special Meeting or to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUNDS.

                                 OTHER BUSINESS

Management of North Track is not aware of any other matters that will come before the Special Meeting. However, if an other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.

                             ADDITIONAL INFORMATION

PRINCIPAL SHAREHOLDERS AND CERTAIN BENEFICIAL OWNERS

As of February 28, 2001, the following persons were known to own, of record or beneficially, five percent (5%) or more of the outstanding shares of North Track in aggregate or any Fund.

                                                       PERCENT OF      TOTAL NUMBER         PERCENT OF
                                                    AGGREGATE NORTH      OF SHARES             FUND
    SHAREHOLDER                    FUND               TRACK SHARES         OWNED              SHARES
    -----------                    ----             ---------------    ------------         ----------
Ottawa County #28                  Government            *<F2>           461,966.942           13.4%
c/o Mary Richardson, Treas.
414 Washington
Grand Haven, MI 49417

Charles Schwab & Co. Inc.          PSE Tech 100 Index     1.2%         2,296,276.365           10.8%
Special Custody Account For        S&P 100 Plus                           81,572.859            0.4%
The Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

Semper Trust Co. Cust.             Managed Growth        *<F2>            84,828.685            5.4%
William Schneider IRA
4424 Oak Ridge Circle
De Pere, WI 54115

Pershing as Agent-Omnibus          Cash Reserve          56.4%       115,846,737.330           72.3%
Account for Exclusive Benefit
of BCZ Customers Procash
15th Floor
1 Pershing Plz
Jersey City, NJ 07399

Pershing as Agent-Omnibus          Cash Reserve           8.2%        16,905,628.910           10.5%
Account for Exclusive Benefit
of BCZ Instant Cash
Customers Procash
15th Floor
1 Pershing Plz
Jersey City, NJ 07399

Finweb Co.                         Cash Reserve           8.6%        17,674,877.040           11.0%
c/o M&I National Trust Co.
Attn: Mark A. Kandel
P.O. Box 1980
West Bend, WI 53095

*<F2>  Less than 0.5% of aggregate North Track shares.

The following table shows shares of the Funds that are beneficially owned (as defined by Rule 13d-3 under the Securities Exchange Act of 1934) by each director and director nominee, each executive officer, and the group consisting of all directors, director nominees and officers of North Track, as of February 28, 2001.

                                                                                                      TOTAL        PERCENTAGE
                                                                                                      NUMBER           OF
                                                                                                    OF SHARES      AGGREGATE
 NAME AND POSITION(S)                                               PERCENT OF FUND                   OF THE      NORTH TRACK
   WITH NORTH TRACK                    FUND                              SHARES                    FUNDS(1)<F3>      SHARES
 --------------------      ----------------------------        -------------------------           -----------    -----------
Richard H. Aster,          S&P 100 Plus -     2,048.535        S&P 100  Plus -     0.03%            16,089.566       *<F4>
Director                   Achievers -        1,174.607        Achievers -         0.06%
                           PSE Tech 100                        PSE Tech 100
                             Index -          6,217.248          Index -           0.03%
                           Wisconsin                           Wisconsin
                             Tax-Exempt -     6,649.176          Tax-Exempt -      0.13%

Augustine J. English,      PSE Tech 100                        PSE Tech 100
Director                     Index -            344.154          Index -           0.00%               344.154       *<F4>

Ralph J. Eckert            S&P 100 Plus -     2,449.050        S&P 100 Plus -      0.03%            19,239.492       *<F4>
Director                   Achievers -        1,054.013        Achievers -         0.06%
                           PSE Tech 100                        PSE Tech 100
                             Index -          4,142.177          Index -           0.02%
                           Managed                             Managed
                             Growth -         4,860.582          Growth -          0.31%
                           Cash Reserve -     6,733.670        Cash Reserve -      0.00%

Peter D. Ziegler           S&P 100 Plus -    16,226.629        S&P 100 Plus -      0.22%            47,989.235       *<F4>
Director                   Achievers -        6,796.518        Achievers -         0.36%
                           PSE Tech 100                        PSE Tech 100
                             Index -         19,700.177          Index -           0.09%
                           Managed                             Managed
                             Growth -         5,265.911          Growth -          0.33%

Steven P.  Kent                --                 --                --               --                  --
Director Nominee

Marcia L. Wallace              --                 --                --               --                  --
Director Nominee

James G. DeJong                --                 --                --               --                  --
Director Nominee

Robert J. Tuszynski        S&P 100 Plus -     4,215.497        S&P 100 Plus -      0.06%            13,226.936       *<F4>
President                  Achievers -          238.305        Achievers -         0.01%
                           PSE Tech 100                        PSE Tech 100
                             Index -          3,064.987          Index -           0.01%
                           Managed                             Managed
                             Growth -           627.629          Growth -          0.04%
                           Wisconsin                           Wisconsin
                             Tax-Exempt -       191.508          Tax-Exempt -      0.00%
                           Cash Reserve -     4,889.010        Cash Reserve -      0.00%

James L. Brendemuehl       S&P 100 Plus -     5,770.031        S&P 100 Plus -      0.08%            21,439.396       *<F4>
Senior Vice                Achievers -        1,277.221        Achievers -         0.07%
President - Sales          PSE Tech 100                        PSE Tech 100
                             Index -          7,340.812          Index -           0.03%
                           Managed                             Managed
                             Growth -         6,647.882          Growth -          0.42%
                           Cash Reserve -       403.450        Cash Reserve -      0.00%

John H. Lauderdale         S&P 100 Plus -     1,312.011        S&P 100 Plus -      0.02%            12,841.778       *<F4>
Senior Vice                Achievers -          201.257        Achievers -         0.01%
President - Marketing      PSE Tech 100                        PSE Tech 100
                             Index -          4,545.426          Index -           0.02%
                           Managed                             Managed
                             Growth -         1,226.014          Growth -          0.08%
                           Cash Reserve -     5,557.070        Cash Reserve -      0.00%

Franklin P. Ciano          S&P 100 Plus -       140.742        S&P 100 Plus -      0.00%
Chief Financial            Achievers -          189.695        Achievers -         0.01%             3,048.940       *<F4>
Officer and                PSE Tech 100                        PSE Tech 100
Treasurer                    Index -          2,718.503          Index -           0.01%

Kathleen J. Cain           S&P 100 Plus -        11.120        S&P 100 Plus -      0.00%                22.244       *<F4>
Secretary                  PSE Tech 100                        PSE Tech 100
                             Index -             11.124          Index -           0.00%

Directors and              Tax-Exempt -               0        Tax-Exempt -        0.00%           134,241.741       *<F4>
Officers as a              Government -               0        Government -        0.00%
Group (13 persons)         S&P 100 Plus -    32,173.615        S&P 100 Plus -      0.43%
                           Achievers -       10,931.616        Achievers -         0.58%
                           PSE Tech 100                        PSE Tech 100
                             Index -         48,084.608          Index -           0.23%
                           Managed                             Managed
                             Growth -        18,628.018          Growth -          1.18%
                           Wisconsin                           Wisconsin
                             Tax-Exempt -     6,840.684          Tax-Exempt -      0.13%
                           Cash Reserve -    17,583.200        Cash Reserve -      0.01%

(1)<F3> These figures are based on information furnished by the respective individuals and by PFPC Global Fund Services, the Funds' transfer agent. The shares beneficially owned include shares held individually, in joint tenancy, in an IRA, in their children's IRA, by their spouses or through the Ziegler retirement plan. No individual Director or executive officer beneficially owns 1% or more of the shares of any Fund.

*<F4>     Less than 0.5% of aggregate North Track shares.

There are no arrangements known to North Track or to the directors of North Track, including any pledge by any person of securities of North Track or any of its parents, the operation of which may at a subsequent date result in a change of control of North Track. Since the beginning of North Track's last fiscal year there has been no change in control of North Track.

COST OF SOLICITATION

In addition to this solicitation of proxies by mail, proxies may be solicited by officers of North Track and by officers and employees of North Track or Ziegler, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional proxy solicitation service should management of North Track determine that solicitation by such means is advisable. The cost of preparing and mailing proxy materials, of the Special Meeting, and of soliciting proxies will be borne by the Funds, and allocated among them based on their relative aggregate net assets.

ADJOURNMENT

In the event that sufficient votes in favor of any proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against any such proposal.

SHAREHOLDER MEETINGS

North Track is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. North Track's Bylaws provide that North Track is not required to hold annual meetings of shareholders in any year in which the election of directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of North Track or of any of its portfolio series under the 1940 Act. Meetings of shareholders of the Funds will be held when and as determined necessary by the Board of Directors of North Track and in accordance with the 1940 Act. However, shareholders of any Fund wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of North Track at 215 North Main Street, West Bend, Wisconsin 53095.

ADDRESS OF INVESTMENT ADVISER, SUB-ADVISERS AND DISTRIBUTOR

The principal offices of North Track's investment adviser and distributor, B.C. Ziegler and Company, are located at 215 North Main Street, West Bend, Wisconsin 53095. The principal offices of Ziegler Investment Services, the sub-adviser to all of the funds except for the Managed Growth Fund, are located at 250 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202. The principal offices for Geneva Capital Management, Ltd., the sub-adviser to the Managed Growth Fund, are located at 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202.

ANNUAL REPORT DELIVERY

North Track will furnish, free of charge, a copy of the Funds' 2000 Annual Reports and, if then available, Semi-Annual Reports for the period ended March 31, 2001 to any shareholder upon request. Contact North Track at: North Track Funds, Inc., 215 North Main Street, West Bend, Wisconsin 53095 or call 1-800-826-4600.

                       Special Meeting of Shareholders of

                            NORTH TRACK FUNDS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter D. Ziegler, Robert J. Tuszynski and Franklin P. Ciano, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of North Track Funds, Inc., to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin, at 2:00 p.m., local time, on Thursday, May 31, 2001, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                         VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836

                         Control Number:---------------------------------------

                         DATED:------------------------------------------, 2001

                         ------------------------------------------------------
                         (Please sign exactly as name appears at left)
                         ------------------------------------------------------
                         (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                   * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this proxy will be voted as directed by the shareholder.

IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR each director or director nominee listed in PROPOSAL 1, and FOR PROPOSAL 2 to ratify Arthur Andersen LLP as independent accountants to North Track Funds, Inc.

1.   Proposal to elect five nominees to serve on the Board       -- FOR         -- FOR, except vote      -- WITHHELD
     of Directors of North Track Funds, Inc., two                                  withheld from            from all
     of whom presently are serving as directors,                                   the following            nominees
     and three of whom are new nominees.                                           nominee(s):.

            01.  Peter D. Ziegler                                               -------------------
            02.  Ralph J. Eckert                                                -------------------
            03.  Steven P. Kent                                                 -------------------
            04.  Marcia L. Wallace                                              -------------------
            05.  James G. DeJong                                                -------------------

2.   Proposal to ratify Arthur Andersen LLP as independent
     accountants to North Track Funds, Inc.                      -- FOR         -- AGAINST               -- WITHHELD

3. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.